As Filed with the Securities and Exchange Commission on October 29, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 29, 2004

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On July 26, 2002, the Registrant filed with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), a Registration Statement on Form S-3 (File No. 333-97157), which was declared effective by the SEC on August 20, 2002 (the “Registration Statement”). The Registration Statement registered up to $6,000,000,000 aggregate principal amount of Bank of America Corporation InterNotes® (the “Notes”), the terms of which were established by a Committee appointed by the Board of Directors of the Registrant. On October 29, 2004, the Registrant filed a prospectus, dated October 29, 2004, relating to the continued offering of the Notes pursuant to Rule 424(b)(5) under the Securities Act. In connection with that offering, the Registrant is filing herewith certain additional documents as exhibits to the Registration Statement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.

1.1	Amended and Restated Selling Agent Agreement dated as of October 29, 2004 with respect to the continued offering of the Notes

4.9	Form of Bank of America Corporation Senior InterNote® (Indexed)

4.10	Form of Bank of America Corporation Subordinated InterNote® (Indexed)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

	By:	/s/ Teresa M. Brenner

Teresa M. Brenner
Associate General Counsel

Dated: October 29, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Amended and Restated Selling Agent Agreement dated as of October 29, 2004 with respect to the continued offering of the Notes

4.9	Form of Bank of America Corporation Senior InterNote® (Indexed)

4.10	Form of Bank of America Corporation Subordinated InterNote® (Indexed)